Additional Financial Information Disclosure (Tables)	12 Months Ended
Mar. 31, 2018
Tables/Schedules
Additional Financial Information Disclosure

	For the Years Ended March 31,
	2018	2017

Revenue	$170,454	$-

Expenses
Selling, general and administrative	(196,436)	-

Income/(loss) from operations	(25,982)	-

Other business income	8,316	-
Other business expenses	(7,874)	-
Finance cost	(121)	-
	321	-

Gain/(Loss) before income tax	(25,661)	-

Income tax	1,061	-

Net gain/(loss)	$(26,722)	$-